EXHIBIT 99.1


STEELCLOUD LOGO OMITTED
transforming technology into results

14040 Park Center Road, Suite 210, Herndon, VA  20171;
703-674-5500; Fax 703-674-5506
E-mail: info@steelcloud.com

FOR INVESTOR INFORMATION CONTACT: RON HARDY AT 703-674-5560,
                                                          rhardy@steelcloud.com.
FOR FINANCIAL INFORMATION PLEASE ACCESS OUR WEB SITE AT WWW.STEELCLOUD.COM

PRESS RELEASE
FOR IMMEDIATE DISTRIBUTION

                STEELCLOUD ANNOUNCES FISCAL THIRD QUARTER RESULTS
       Q3 ENDS WITH SUSTAINED HIGHER GROSS MARGINS AND $11 MILLION BACKLOG

Herndon, VA--September 12, 2007--SteelCloud, Inc. (Nasdaq: SCLD), a leading engineering and manufacturing integrator of network centric and embedded computing solutions today announced financial results for its 2007 fiscal third quarter, which ended July 31, 2007. The Company's revenues for 2007 fiscal third quarter were approximately $4.0 million, a decrease of approximately 33.7% from 2006 fiscal third quarter while gross margin as a percentage of revenues was 31% for both second and third quarter fiscal 2007 as compared to less than 21% in the second and third quarter 2006.

The Company's 2007 fiscal third quarter net loss was approximately ($675,012) compared to a net loss of ($6,496,188) in the third quarter of 2006. Net loss per share was ($0.05) for 2007 fiscal third quarter compared to a loss of ($0.46) per share in 2006 fiscal third quarter. For the nine months ended July 31, 2007 net loss per share was ($0.15) compared to a net loss per share of ($0.66) in the same period in fiscal 2006.

"We continue to exceed our own expectations for higher gross margins even though revenue for 2007 fiscal third quarter was $2 million less than in the same period in 2006." said Clifton W. Sink, Jr., SteelCloud President & CEO. "SteelCloud's cash position and balance sheet remain strong as we continue to closely manage our operating expenses."

2007 THIRD QUARTER HIGHLIGHTS

     o Announced that it has designed and produced a unique product -- the SteelCloud SteelWorksTM Mobile Server for BlackBerry(R) Enterprise Server from Research In Motion (RIM)

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     o    Announced management changes reflecting continuation and closure to reorganization plan initiated in June 2006

     o Received a $400,000 professional services order for Microsoft Network Software products from a commercial customer

     o    Cash & cash equivalents of approximately $3.6 million at July 31, 2007

     o    Working capital was over $3.3 million at July 31, 2007

As previously announced the Company will hold a conference call at 10:00 a.m. EDT on Thursday, September 13, 2007 to discuss the release. Clifton W. Sink, SteelCloud President and Chief Executive Officer, will host the call. For investors interested in joining the telephone conference call, please dial 1-800-238-9007, for international calls dial 1-719-457-2622 and reference 6837495. A recording of the earnings call will be available until 11:59 p.m. EDT, September 23, 2007 and will be accessible by dialing 1-888-203-1112 (USA) or 1-719-457-0820 (International) and keying in 6837495.

ABOUT STEELCLOUD

SteelCloud is an engineering and manufacturing integrator specializing in the development of specialized servers and appliances for federal integrators, software vendors and volume users. For both its government and commercial clients, SteelCloud serves as a `Virtual Hardware Division' - enabling customers to realign their program focus on value-added solutions and technological innovation. The Company has cultivated numerous strategic relationships with thought-leading, industry-driving organizations, such as Intel, Microsoft and Novell. These partnerships ensure that SteelCloud specialized servers and services incorporate both current and groundbreaking technological advancements. The Company's ISO 9001:2000 certified Quality Management System ensures commitment to high quality standards and continuous quality improvement in all aspects of its business. Over its nearly 20-year history, SteelCloud has won numerous awards for technical excellence and customer satisfaction. To learn more about the specialized products and services offered by SteelCloud, please visit: WWW.STEELCLOUD.COM or call (703) 674-5500.

"SAFE HARBOR" STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995: EXCEPT FOR HISTORICAL INFORMATION, ALL OF THE STATEMENTS, EXPECTATIONS AND ASSUMPTIONS CONTAINED IN THE FOREGOING ARE FORWARD LOOKING STATEMENTS THAT INVOLVE A NUMBER OF RISKS AND UNCERTAINTIES. IT IS POSSIBLE THAT THE ASSUMPTIONS MADE BY MANAGEMENT ARE NOT NECESSARILY THE MOST LIKELY AND MAY NOT MATERIALIZE. IN ADDITION, OTHER IMPORTANT FACTORS THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY INCLUDE THE FOLLOWING: BUSINESS CONDITIONS AND THE AMOUNT OF GROWTH IN THE COMPUTER INDUSTRY AND GENERAL ECONOMY; COMPETITIVE FACTORS; ABILITY TO ATTRACT AND RETAIN PERSONNEL, INCLUDING KEY SALES AND MANAGEMENT PERSONNEL; THE PRICE OF THE COMPANY'S STOCK; AND THE RISK FACTORS SET FORTH FROM TIME TO TIME IN THE COMPANY'S SEC REPORTS, INCLUDING BUT NOT LIMITED TO ITS ANNUAL REPORT ON FORM 10-K AND ITS QUARTERLY REPORTS ON FORMS 10-Q; AND ANY REPORTS ON FORM 8K. STEELCLOUD TAKES NO OBLIGATION TO UPDATE OR CORRECT FORWARD-LOOKING STATEMENTS.



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STEELCLOUD, INC.
CONDENSED CONSOLIDATED BALANCE SHEET


                                                                        OCTOBER 31,      JULY 31,
                                                                           2006            2007
                                                                       ------------    ------------
                                ASSETS                                                  (UNAUDITED)
Current assets
    Cash and cash equivalents                                          $  3,655,163    $  3,588,653
    Accounts receivable, net                                              3,840,583       3,517,364
    Inventory, net                                                        1,144,820       1,418,036
    Prepaid expenses and other current assets                               206,287         260,398
    Deferred contract costs                                                 217,494       2,696,290
                                                                       ------------    ------------
Total current assets                                                      9,064,347      11,480,741


Property and equipment, net                                               1,039,752         855,037
Equipment on lease, net                                                     441,866         398,595
Other assets                                                                 57,092          43,766
                                                                       ------------    ------------

Total assets                                                           $ 10,603,057    $ 12,778,139
                                                                       ============    ============

                 LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities
    Accounts payable                                                   $  2,639,346    $  3,520,669
    Accrued expenses                                                      1,198,283       1,083,581
    Notes payable, current                                                   14,629          14,877
    Unearned revenue                                                        141,903       3,554,442
                                                                       ------------    ------------
Total current liabilities                                                 3,994,161       8,173,569

Long-term liabilities
    Notes payable, long-term                                                 28,991          17,272
    Other, including severance obligations                                  367,741         151,170
                                                                       ------------    ------------
Total long-term liabilities                                                 396,732         168,442

Stockholders' equity
      Preferred stock, $.001 par value: 2,000,000 shares authorized, no shares issued and outstanding at October 31, 2006 and
        July 31, 2007                                                          --              --
      Common stock, $.001 par value: 50,000,000 shares authorized,
        14,662,176 and 14,713,648 shares issued at October 31, 2006
        and July 31, 2007, respectively                                      14,662          14,714
      Additional paid in capital                                         49,834,658      50,162,736
      Treasury stock, 400,000 shares at October 31, 2006 and
        July 31, 2007                                                    (3,432,500)     (3,432,500)
      Accumulated deficit                                               (40,204,656)    (42,308,822)
                                                                       ------------    ------------
Total stockholders' equity                                                6,212,164       4,436,128
                                                                       ------------    ------------

Total liabilities and stockholders' equity                             $ 10,603,057    $ 12,778,139
                                                                       ============    ============
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STEELCLOUD, INC.
UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

                                                THREE MONTHS ENDED              NINE MONTHS ENDED
                                                     JULY 31,                       JULY 31,
                                              2006            2007            2006            2007
                                          ------------    ------------    ------------    ------------

Revenues
    Products                              $  5,374,379    $  3,479,961    $ 16,865,230    $ 11,766,032
    Services                                   611,839         487,926       1,961,063       1,461,765
                                          ------------    ------------    ------------    ------------
Total revenues                               5,986,218       3,967,887      18,826,293      13,227,797
                                          ------------    ------------    ------------    ------------

Cost of revenues
    Products                                 4,265,321       2,426,010      13,652,289       8,727,515
    Services                                   509,672         330,597       1,567,320         985,118
                                          ------------    ------------    ------------    ------------
Total cost of revenues                       4,774,993       2,756,607      15,219,609       9,712,633
                                          ------------    ------------    ------------    ------------

Gross profit                                 1,211,225       1,211,280       3,606,684       3,515,164

Selling and marketing                          701,856         393,269       1,914,008       1,148,023
Research and product development               151,346         183,144         457,152         477,741
General and administrative                   1,338,523       1,302,874       4,546,921       4,012,251
Amortization of other intangible assets
                                                28,778            --            86,335            --
Severance and restructuring costs              839,642            --           839,642            --
Impairment of goodwill and other
intangible assets                            4,485,657            --         4,485,657            --
                                          ------------    ------------    ------------    ------------

(Loss) from operations                      (6,334,577)       (668,007)     (8,723,031)     (2,122,851)

Interest income (expense), net                  12,750          (7,005)         42,007          18,685
Other expense                                 (174,361)           --          (174,361)           --
                                          ------------    ------------    ------------    ------------
Total other (expense) income                  (161,611)         (7,005)       (132,354)         18,685

(Loss) before income taxes                  (6,496,188)       (675,012)     (8,855,385)     (2,104,166)

Provision for income taxes                        --              --           400,000            --
                                          ------------    ------------    ------------    ------------

Net (loss)                                  (6,496,188)       (675,012)     (9,255,385)     (2,104,166)
                                          ============    ============    ============    ============

(Loss) per share (basic and diluted):

Basic and diluted (loss) per share        $      (0.46)   $      (0.05)   $      (0.66)   $      (0.15)

Weighted-average shares outstanding,
basic and diluted                           14,209,274      14,293,560      14,119,089      14,277,024

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